UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): May 11, 2006 (May 6, 2006)

SkyTerra Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-13865	23-2368845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19 West 44th Street, Suite 507, New York, New York 10036
(Address of principal executive offices, including zip code)

(212) 730-7540
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01. Entry Into a Material Definitive Agreement.

On May 6, 2006, SkyTerra Communications, Inc. (“SkyTerra”) entered into a redemption agreement (the "Preferred Redemption Agreement") with Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., AIF IV/RRRR LLC, AP/RM Acquisition LLC and ST/RRRR LLC (collectively, "Apollo") pursuant to which SkyTerra and Apollo have agreed to the redemption of all of the outstanding shares of SkyTerra's Series A Convertible Preferred Stock ("Series A stock") at an aggregate price equal to the aggregate liquidation preference of all shares of Series A stock, which is $119,900,700.  SkyTerra intends to finance the redemption of the Series A stock with the proceeds of its previously announced proposed rights offering.  A copy of the Preferred Redemption Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

On May 6, 2006, SkyTerra entered into an Exchange Agreement (the “Motient Exchange Agreement”) with Motient Corporation (“Motient”) pursuant to which SkyTerra will exchange up to approximately 44.3 million shares of its non-voting common stock in one or more closings for all of the shares of common stock of Mobile Satellite Ventures GP Inc. (“MSV GP”) and all of the limited partnership units of Mobile Satellite Ventures LP (the “MSV Joint Venture”) held by Motient through its wholly-owned subsidiary Motient Ventures Holding Inc. The shares of SkyTerra non-voting common stock issued to Motient pursuant to the Motient Exchange Agreement will be exchangeable for shares of SkyTerra voting common stock in certain circumstances set forth in the Motient Exchange Agreement.

Under the Motient Exchange Agreement, SkyTerra will initially exchange 25.5 million shares of its non-voting common stock for all of Motient’s shares of common stock of MSV GP and 57.5% of the limited partnership units in the MSV Joint Venture directly held by Motient or its wholly-owned subsidiaries (the “Initial Closing”).  Motient has agreed to use its commercially reasonable efforts to take the steps necessary to distribute all shares of SkyTerra voting common stock that it acquires upon exchange of the non-voting shares issued at the Initial Closing to its common stockholders.  The parties intend to complete exchanges for the remainder of Motient’s limited partnership units in the MSV Joint Venture in the future. A copy of the Motient Exchange Agreement is filed as Exhibit 10.2 hereto and incorporated herein by reference.

On May 6, 2006, SkyTerra entered into six exchange agreements (collectively, the “Blocker Exchange Agreements”) with certain corporations beneficially owned by Motient and  funds affiliated with Columbia Capital and Spectrum Equity Investors (collectively, the “Blocker Corporations”) pursuant to which SkyTerra will exchange an aggregate of approximately 10.0 million shares of its common stock for all shares of common stock in MSV GP and all limited partnership units in the MSV Joint Venture held by the Blocker Corporations. Motient, through its ownership interests in the Blocker Corporations, will be the beneficial owner of approximately 3.6 million of the SkyTerra shares issued in such exchange. In connection with the Blocker Exchange Agreements, SkyTerra, the Blocker Corporations and the stockholders of the Blocker Corporations entered into a registration rights agreement pursuant to which SkyTerra agreed to file a registration statement with the SEC relating to the resale of all of the SkyTerra shares to be issued to the Blocker Corporations and their stockholders pursuant to the Blocker Exchange Agreements. Copies of the form of the Blocker Exchange Agreements and the corresponding registration rights agreement are filed as Exhibits 10.3 and 10.4 hereto, respectively, and each is incorporated herein by reference.

On May 6, 2006, SkyTerra entered into a merger agreement with certain entities controlled by Bay Harbour Management LLC and five asset purchase agreements with the other members (Bay Harbour Management LLC and the other Members collectively, the “MSV Minority Investors” and the six agreements as “MSV Investors Agreements”) of MSV Investors LLC (“MSV Investors”), the entity through which SkyTerra owns its stake in the MSV Joint Venture. Pursuant to the MSV Investors Agreements, MSV Investors will distribute to its members, including the MSV Minority Investors, their pro-rata stake in TerreStar Networks, Inc.  SkyTerra will then exchange an aggregate of approximately 4.1 million shares of its common stock for all membership interests in MSV Investors held by the MSV Minority Investors, thereby acquiring their stake in MSV GP and the MSV Joint Venture. Immediately following all the consummation of the transactions contemplated by the MSV Investors Agreements, SkyTerra will own 100% of MSV Investors. In connection with the MSV Investors Agreements, SkyTerra and the MSV Minority Investors entered into a registration rights agreement pursuant to which SkyTerra agreed to file a registration statement with the SEC relating to the resale of all of the SkyTerra shares to be issued to the MSV Minority Investors pursuant to the MSV Investors Agreements. Copies of the merger agreement and the form of asset purchase agreement for the MSV Investors Agreements, and the corresponding registration rights agreement, are filed as Exhibits 10.5, 10.6 and 10.7 hereto, respectively, and each is incorporated herein by reference.

Following the consummation of all of the transactions discussed above, SkyTerra will own approximately 70% of the MSV Joint Venture on a fully diluted basis and 78% of MSV GP.   A graphical presentation of the transactions to be effected by the agreements described above is being filed as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 includes charts that show the pro forma, post-closing structure of SkyTerra, Motient and other entities with respect to transactions described herein.  Such transactions have not closed, and the closing of the transactions will be subject to various closing conditions, including the approval of the Federal Communications Commission, the Securities and Exchange Commission, the Department of Justice and other regulatory agencies. Accordingly, SkyTerra can make no assurances to you that these transactions will close on the terms outlined herein, if at all.

In addition, on May 6, 2006, MSV Investors, the Blocker Corporations, Motient and a sufficient number of TerreStar stockholders entered into Amendment No. 2 to the TerreStar Networks, Inc. Stockholders’ Agreement (“Amendment No. 2”) which amended, effective immediately, certain provisions of the existing TerreStar Networks, Inc. Stockholders’ Agreement relating to the issuance of additional securities by TerreStar and the “tag along rights” among TerreStar stockholders. A copy of Amendment No. 2 is filed as Exhibit 10.8 hereto and is incorporated herein by reference.

On May 6, 2006, MSV Investors, the Blocker Corporations, Motient and a sufficient number of TerreStar stockholders entered into an Amended and Restated TerreStar Networks, Inc. Stockholders’ Agreement (the “Amended and Restated Stockholders’ Agreement”), to be effective immediately prior to the Initial Closing, of the Motient Exchange Agreement, which will amend and restate the TerreStar Stockholders’ Agreement, as amended, to revise and delete certain provisions of the existing agreement among TerreStar stockholders. A copy of the Amended and Restated Stockholders’ Agreement is filed as Exhibit 10.9 hereto and is incorporated herein by reference.

On May 6, 2006, MSV Investors, the Blocker Corporations, Motient and a sufficient number of stockholders of MSV GP entered into Amendment No. 3 to the Mobile Satellite Ventures GP Inc. Stockholders’ Agreement (the “MSV Stockholders’ Agreement Amendment”) which amended, effective immediately, certain provisions in the existing Stockholders’ Agreement of MSV GP relating to the “tag along rights” and “right of first refusal” among such stockholders. A copy of the MSV Stockholders’

Agreement Amendment is filed as Exhibit 10.10 hereto and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits.

The exhibits to this Current Report on Form 8-K are listed on the Exhibit Index on page 6 hereof, which is incorporated by reference in this Item 9.01(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: May 11, 2006	By:	/s/ ROBERT C. LEWIS
		Name:	Robert C. Lewis
		Title:	Senior Vice President,
General Counsel and
Secretary

EXHIBIT INDEX

Number	Description

10.1

Preferred Redemption Agreement, dated May 6, 2006, by and among the Registrant, Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., AIF IV/RRRR LLC, AP/RM Acquisition LLC and ST/RRRR LLC

10.2	Exchange Agreement, dated May 6, 2006, by and among Motient Corporation, Motient Ventures Holding Inc. and the Registrant

10.3

Form of Exchange Agreement, dated May 6, 2006, by and among the Registrant, certain corporations affiliated with Columbia Capital and Spectrum Equity Investors, MVH Holdings, Inc. and Motient Corporation

10.4	Registration Rights Agreement, dated May 6, 2006, by and among the Registrant and each of the Blocker Corporations and each of the stockholders of the Blocker Corporations

10.5	Merger Agreement, dated May 6, 2006, by and among Bay Harbour MSV, Inc., Trophy Hunter Investments, Ltd., Bay Harbour 90-1, Ltd., Bay Harbour Master Ltd., MSV Rollup LLC and the Registrant

10.6	Form of Asset Purchase Agreement, dated May 6, 2006, by and among the Registrant and each of the MSV Minority Investors

10.7	Registration Rights Agreement dated, May 6, 2006, by and among Trophy Hunter Investments, Ltd., Bay Harbour 90-1, Ltd. and Bay Harbour Master Ltd. et al. and the Registrant.

10.8	Amendment No. 2 to TerreStar Networks, Inc. Stockholders’ Agreement

10.9	TerreStar Networks Inc. Amended and Restated Stockholders’ Agreement

10.10	Amendment No. 3 to Amended and Restated Stockholders’ Agreement of Mobile Satellite Ventures GP Inc.

99.1	Graphical Presentation of the Transactions Effected by the Agreements described in the Form 8-K dated as of May 11, 2006 concerning SkyTerra Communications, Inc. and Motient Corporation, et al.